UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 26, 2013

Commission File Number	Registrant, State of Incorporation; Address; Telephone Number	I.R.S. Employer Identification Number

001-14759	DRIVETIME AUTOMOTIVE GROUP, INC. (A Delaware Corporation) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	86-0721358

333-169730	DT ACCEPTANCE CORPORATION (An Arizona Corporation) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	82-0587346

333-169730-05	DT CREDIT COMPANY, LLC (An Arizona Limited Liability Company) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	86-0677984

333-169730-06	DRIVETIME CAR SALES COMPANY, LLC (An Arizona Limited Liability Company) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	86-0683232

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

Amendments to RBS Warehouse

On March 26, 2013 and April 2, 2013, DriveTime Automotive Group, Inc. and DT Acceptance Corporation (“DTAC”), through DTAC’s wholly-owned subsidiaries, DT Warehouse IV, LLC (“DT Warehouse IV”), and DT Credit Company, LLC, entered into Amendment No. 6 and Amendment No. 7, respectively, to the Loan and Servicing Agreement (collectively, the “Amendments”), amending the Loan and Servicing Agreement, dated July 23, 2010, by and among DT Warehouse IV, as Borrower, DTCC, as Servicer, Wells Fargo Bank, National Association, as Backup Servicer, Paying Agent and Securities Intermediary, the Commercial Paper Conduits from time to time party thereto, the Financial Institutions from time to time party thereto, and The Royal Bank of Scotland plc, as Program Agent for the Conduit Lenders and Committed Lenders (the “Loan and Servicing Agreement”).

The Amendments amend the Loan and Servicing Agreement as follows:

(i) extends the termination date of the Loan and Servicing Agreement until March 25, 2014;

(ii) increases the interest rate and reduces the reserve percentage, subject to potential increases depending on portfolio performance;

(iii) permits loans with longer original terms to be eligible collateral under the Loan and Servicing Agreement; and

(iv) revised the calculation of the Rolling Average Delinquency Ratio for Managed Portfolio Contracts and Portfolio Contracts, such that it is more consistent with comparable calculations on other revolving debt facilities.

The foregoing description of the Amendments and the Loan and Servicing Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Amendments, which will be filed as exhibits to DTAC’s next Quarterly Report on Form 10-Q and the Loan and Servicing Agreement, which is filed as Exhibit 10.11 to Amendment No. 7 to the Form S-4 Registration Statement filed on April 27, 2011 and is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2013	DRIVETIME AUTOMOTIVE GROUP, INC.

	By:	/s/ Raymond Fidel
Raymond Fidel
Chief Executive Officer and President

Date: April 2, 2013	DT ACCEPTANCE CORPORATION

	By:	/s/ Steven P. Johnson
Steven P. Johnson
President

Date: April 2, 2013	DT CREDIT COMPANY, LLC

	By:	/s/ Raymond Fidel
Raymond Fidel
President and Manager

Date: April 2, 2013	DRIVETIME CAR SALES COMPANY, LLC

	By:	/s/ Raymond Fidel
Raymond Fidel
President and Manager